                                                                   Exhibit 10.45

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
                                    TREATMENT

                          Supplemental Agreement No. 10

                                       to

                           Purchase Agreement No. 2191

                                     between

                               The Boeing Company

                                       and

                            COPA Holdings, S.A., Inc.

                      Relating to Boeing Model 737 Aircraft

          THIS SUPPLEMENTAL AGREEMENT entered into as of May 8, 2006 by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington (Boeing), and COPA HOLDINGS, S.A., INC. (Customer);

          WHEREAS, the parties hereto entered into Purchase Agreement No. 2191 dated November 25, 1998 (the Agreement), as amended and supplemented, relating to Boeing Model 737-7V3 and 737-8V3 aircraft (the Aircraft); and

          **Material Redacted**

          WHEREAS, Boeing and Buyer have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. Table of Contents, Tables and Exhibits:

2. Remove and replace, in its entirety the "Table of Contents", with the "Table of Contents" attached hereto and hereby made a part of the Agreement, to reflect the changes made by this Supplemental Agreement.

3. **Material Redacted**

4. **Material Redacted**

5. Remove and replace, in its entirety, Exhibit D to the AGTA entitled "Escalation Adjustment Airframe and Optional Features" and replace with Exhibit AE-1 entitled "Escalation


P.A. No. 2191                        Page 1                            SA No. 10

Adjustment Airframe and Optional Features" as Supplemental Exhibit AEI to Purchase Agreement Number 2191 attached hereto and hereby made a part of the Agreement, to reflect the changes made by this Supplemental Agreement.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

Boeing and Customer have each caused this Supplemental Agreement to be duly executed as of the day and year first written above.


P.A. No. 2191                        Page 2                            SA No. 10

                                TABLE OF CONTENTS

                                                                            SA
                                                                          Number
                                                                          ------
ARTICLES
   1.        Quantity, Model and Description                                SA 3
   2.        Delivery Schedule
   3.        Price
   4.        Payment                                                        SA 3
   5.        Miscellaneous
TABLE
   1-1       Aircraft Information Table for Model 737-7V3 Aircraft          SA 4
   1-2       Aircraft Information Table for Model 737-8V3 Aircraft          SA 5
   1-3       Aircraft Information Table for Model 737-7V3 Aircraft          SA 7
   1-4       Aircraft Information Table for Model 737-7V3 Aircraft         SA 10
   1-5       Aircraft Information Table for Model 737-8V3 Aircraft         SA 10
EXHIBIT
   A-1       Aircraft Configuration for Model 737-7V3 Aircraft              SA 3
   A-2       Aircraft Configuration for Model 737-8V3 Aircraft              SA 3
   B.        Aircraft Delivery Requirements and Responsibilities            SA 3
SUPPLEMENTAL EXHIBITS
   AE1.      Escalation Adjustment Airframe and Optional Features          SA 10
   BFE1.     BFE Variables                                                  SA 3
   CS1.      Customer Support Variables                                     SA 3
   EE1.      Engine Escalation/Engine Warranty and Patent Indemnity
   SLP 1.    Service Life Policy Components


P.A. No. 2191                        Page i                            SA No. 10

LETTER AGREEMENTS
   2191-01   Demonstration Flight Waiver
   2191-02   Escalation Sharing
   2191-03   Seller Purchased Equipment

RESTRICTED LETTER AGREEMENTS

6-1162-DAN-0123    Performance Guarantees
6-1162-DAN-0124    **Material Redacted**
6-1162-DAN-0155    **Material Redacted**
6-1162-DAN-0156    Year 2000 Ready Software, Hardware and Firmware
6-1162-DAN-0157    Miscellaneous Matters
6-1162-MJB-0017    **Material Redacted**
6-1162-MJB-0030    **Material Redacted**
6-1162-LAJ-874R    **Material Redacted**
6-1162-LAJ-874R1   **Material Redacted**
6-1162-LAJ-874R2   **Material Redacted**
6-1162-LAJ-982     **Material Redacted**
6-1162-LAJ-982R2   **Material Redacted**
6-1162-RLL-3852    737-800 Performance Guarantees                           SA 9

SUPPLEMENTAL AGREEMENTS            DATED AS OF:
-----------------------            ------------
Supplemental Agreement No. 1        June 29, 2001
Supplemental Agreement No. 2    December 21, 2001
Supplemental Agreement No. 3        June 14, 2002
Supplemental Agreement No. 4    December 20, 2002
Supplemental Agreement No. 5     October 31, 2003
Supplemental Agreement No. 6    September 9, 2004
Supplemental Agreement No. 7     December 9, 2004
Supplemental Agreement No. 8       April 15, 2005
Supplemental Agreement No. 9       March 16, 2006
Supplemental Agreement No. 10         May 8, 2006


P.A. No. 2191                        Page ii                           SA No. 10

                                    TABLE 1-4
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

AIRFRAME MODEL/MTOW:                                737-700           154,500
ENGINE MODEL:                                     CFM56-7B22
AIRFRAME PRICE:                                                   $47,784,000
OPTIONAL FEATURES:                                                $ 3,517,000
                                                                  -----------
SUB-TOTAL OF AIRFRAME AND FEATURES:                               $51,301,000
ENGINE PRICE (PER AIRCRAFT):                                      $         0
AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):                         $51,301,000
                                                                  ===========
BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:                         $         0
SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:                        $ 1,800,000
REFUNDABLE DEPOSIT/AIRCRAFT AT PROPOSAL ACCEPT:                   $    90,000

DETAIL SPECIFICATION:                             D6-38808-42-1
                                                  (4/30/2004)
AIRFRAME PRICE BASE YEAR/ ESCALATION FORMULA:     Jul-04          ECI-MFG/CPI
ENGINE PRICE BASE YEAR/ ESCALATION FORMULA:       N/A             N/A
AIRFRAME ESCALATION DATA:
BASE YEAR INDEX (ECI):                                            166.1
BASE YEAR INDEX (CPI):                                            184.1

                                                                    ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR TO DELIVERY):
           NUMBER   ESCALATION                 ESCALATION ESTIMATE  ----------------------------------------------------------------
DELIVERY     OF       FACTOR     MANUFACTURER    ADV PAYMENT BASE         AT SIGNING    24 MOS.   21/18/12/9/6 MOS     TOTAL
  DATE    AIRCRAFT  (AIRFRAME)  SERIAL NUMBER     PRICE PER A/P               1%          4%             5%             30%
--------  --------  ----------  -------------  -------------------        ----------  ----------  ----------------  -----------
Nov-2007      1       1.1176        35067         $59,346,000              $503,460   $2,373,840     $2,967,300     $17,803,800
May-2008      1       1.1346        35125         $60,248,000              $512,480   $2,409,920     $3,012,400     $18,074,400
Nov-2008      1       1.1511        35126         $61,125,000              $521,250   $2,445,000     $3,056,250     $18,337,500
May-2009      1       1.1682        35127         $62,033,000              $530,330   $2,481,320     $3,101,650     $18,609,900
Total:        4


COP - SA 10
32910 - 1F TXT                 Boeing Proprietary                         Page 1

                                   TABLE 800S
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

AIRFRAME MODEL/MTOW:                                737-800           174,200
ENGINE MODEL:                                     CFM56-7B26
AIRFRAME PRICE:                                                   $58,854,000
OPTIONAL FEATURES:                                                $ 3,774,500
                                                                  -----------
SUB-TOTAL OF AIRFRAME AND FEATURES:                               $62,628,500
ENGINE PRICE (PER AIRCRAFT):                                      $         0
AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):                         $62,628,500
                                                                  ===========
BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:                         $         0
SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:                        $ 1,900,000
REFUNDABLE DEPOSIT/AIRCRAFT AT PROPOSAL ACCEPT:                   $    90,000

DETAIL SPECIFICATION:                             D6-38808-43-1
                                                  (4/30/2004)
AIRFRAME PRICE BASE YEAR/ ESCALATION FORMULA:     Jul-04          ECI-MFG/CPI
ENGINE PRICE BASE YEAR/ ESCALATION FORMULA:       N/A             N/A
AIRFRAME ESCALATION DATA:
BASE YEAR INDEX (ECI):                                            166.1
BASE YEAR INDEX (CPI):                                            184.1

                                                     ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR TO DELIVERY):
           NUMBER   ESCALATION  ESCALATION ESTIMATE  ----------------------------------------------------------------
DELIVERY     OF       FACTOR      ADV PAYMENT BASE         AT SIGNING    24 MOS.   21/18/12/9/6 MOS     TOTAL
  DATE    AIRCRAFT  (AIRFRAME)     PRICE PER A/P               1%          4%             5%             30%
--------  --------  ----------  -------------------        ----------  ----------  ----------------  -----------
Ago-2007     1        1.1101        $71,633,000             $626,330   $2,865,320     $3,581,650     $21,489,900
May-2008     1        1.1176        $72,117,000             $631,170   $2,884,680     $3,605,850     $21,635,100
Ago-2008     1        1.1427        $73,737,000             $647,370   $2,949,480     $3,686,850     $22,121,100
Nov-2008     1        1.1511        $74,279,000             $652,790   $2,971,160     $3,713,950     $22,283,700
May-2009     1        1.1682        $75,383,000             $663,830   $3,015,320     $3,769,150     $22,614,900
Total:       5


COP - SA 10
32911 - 1F TXT                 Boeing Proprietary                         Page 1

                                    TABLE 1-5
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

AIRFRAME MODEL/MTOW:                                737-8V3              174,200 pounds
ENGINE MODEL/THRUST                               CFM56-7B26              26,400 pounds
AIRFRAME PRICE:                                                      $58,854,000
OPTIONAL FEATURES:                                                   $ 3,635,800
                                                                     -----------
SUB-TOTAL OF AIRFRAME AND FEATURES:                                  $62,489,800
ENGINE PRICE (PER AIRCRAFT):                                         $         0
AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):                            $62,489,800
                                                                     ===========
BUYER FURNISHED EQUIPMENT (BFE) ESTIMATE:                            $         0
SELLER PURCHASED EQUIPMENT (SPE) ESTIMATE:                           $ 1,900,000
REFUNDABLE DEPOSIT/AIRCRAFT AT PROPOSAL ACCEPT:                      $    90,000

DETAIL SPECIFICATION:                             D6-38808-1Rev C,
                                                  dated 5-4-05
AIRFRAME PRICE BASE YEAR/ ESCALATION FORMULA:     Jul-04             ECI-MFG/CPI
ENGINE PRICE BASE YEAR/ ESCALATION FORMULA:       N/A                N/A
AIRFRAME ESCALATION DATA:
BASE YEAR INDEX (ECI):                                               166.1
BASE YEAR INDEX (CPI):                                               184.1

                                                                    ADVANCE PAYMENT PER AIRCRAFT (AMTS. DUE/MOS. PRIOR TO DELIVERY):
           NUMBER   ESCALATION                 ESCALATION ESTIMATE  ----------------------------------------------------------------
DELIVERY     OF       FACTOR     MANUFACTURER    ADV PAYMENT BASE         AT SIGNING    24 MOS.   21/18/12/9/6 MOS     TOTAL
  DATE    AIRCRAFT  (AIRFRAME)  SERIAL NUMBER     PRICE PER A/P               1%          4%             5%             30%
--------  --------  ----------  -------------  -------------------        ----------  ----------  ----------------  -----------
Ago-2007      1       1.1101        35068          $71,479,000             $624,790   $2,859,160     $3,573,950     $21,443,700
Oct-2009      1       1.1921        36550          $76,759,000             $677,590   $3,070,360     $3,837,950     $23,027,700
Total:        2


COP - SA 10
40313 - 1F TXT                 Boeing Proprietary                         Page 1

                              ESCALATION ADJUSTMENT

                         AIRFRAME AND OPTIONAL FEATURES

                                     between

                               THE BOEING COMPANY

                                       and

                               COPA HOLDINGS, S.A.

           Supplemental Exhibit AEI to Purchase Agreement Number 2191

   (FOR MODEL 737-600, 737-700, 737-800, 737-900, THE AIRFRAME PRICE INCLUDES
                  THE ENGINE PRICE AT ITS BASIC THRUST LEVEL.)


P.A. No. 2191                       AE1-                                   SA-10

1.   FORMULA

     Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

     P(a) = (P)(L + M) - P

     Where:

            P(a) = Airframe Price Adjustment. (For Models 737-600, 737-700,
                   737-800, 737-900, the Airframe Price includes the Engine Price at its basic thrust level.)

            L    = .65 x (ECI       where ECI(b) is the base year index (as set
                          ------    forth in Table 1 of this Purchase Agreement)
                          ECI(b))

            M    = .35 x (CPI       where CPI(b) is the base year index (as set
                          ------    forth in Table 1 of this Purchase Agreement)
                          CPI(b))

            P    = Airframe Price plus Optional Features Price (as set forth in Table 1 of this Purchase Agreement).

            ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics Employment Cost Index Manufacturing - Total Compensation (BLS Series ID ECU12402I), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February and March; the value released for the second quarter will be used for the months of April, May and June; the value released for the third quarter will be used for the months of July, August and September; the value released for the fourth quarter will be used for the months of October, November and December.

            CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics Consumer Price Index (BLS Series ID CUUR0000SA0), calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft.


P.A. No. 2191                          AE1-1                               SA-10

            As an example, for an Aircraft scheduled to be delivered in the month of July, the months June, July and August of the preceding year will be utilized in determining the value of ECI and CPI.

Note: i. In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

        ii. .65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

        iii. .35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

        iv. The denominators (base year indices) are the actual average values actual average values are calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table I of this Purchase Agreement.

        v. The final value of Pa will be rounded to the nearest dollar.

        vi. The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2.   VALUES TO BE UTILIZED IN THE EVENT OF UNAVAILABILITY.

     2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within 24 months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment; such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

     2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.


                                      AE1-2

     2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AEI in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

     2.4 If within 12 months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note: i. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

        ii. The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.


                                      AE1-3